Related Party Transactions	6 Months Ended
Jun. 30, 2026
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

23. RELATED PARTY TRANSACTIONS

Transactions with subsidiaries

The Company and its subsidiaries regularly engage in inter-group transactions. These transactions include the purchase and sale of satellite services and communications equipment, providing and receiving network and call centre services, access to orbital slots and management services. The transactions have been entered into over the normal course of operations. Balances and transactions between the Company and its subsidiaries have been eliminated on consolidation and therefore have not been disclosed.

Compensation of executives and Board level directors

Compensation of the Company’s executives consists of short-term benefits (including salaries), post-employment benefits and share-based compensation. Compensation of the Company’s Board level directors consists of cash and share-based compensation. The transactions have been entered into with the Company in the normal course of operations.

Transactions with related parties

Related parties included Red Isle Private Investments Inc. and MHR Fund Management LLC. There were no transactions or balances with Red Isle Private Investments Inc. or MHR Fund Management LLC during any of the periods presented.

Other related party transactions

The Company funds certain defined benefit pension plans. Contributions made to the plans for the three and six months ended June 30, 2026 were $0.5 million and $1.1 million (three and six months ended June 30, 2025 — $0.4 million and $1.0 million).

The Company funds certain defined contribution pension plans. Contributions made to the plans for the three and six months ended June 30, 2026 were $0.8 million and $1.5 million (three and six months ended June 30, 2025 — $0.6 million and $1.1 million).